Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Twelve Months Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Condensed Income Statement
Interest income	$11,226	10,895	11,008	10,621	10,812	43,750	42,659
Interest expense	887	885	883	849	906	3,504	3,328
Net interest income	10,339	10,010	10,125	9,772	9,906	40,246	39,331
Provision for loan losses	55	372	396	90	380	913	1,366
Net interest income after provision	10,284	9,638	9,729	9,682	9,526	39,333	37,965
Non-interest income	2,615	2,846	2,750	2,642	2,600	10,853	10,123
Non-interest expense	7,908	8,593	8,468	8,292	8,229	33,261	32,392
Income before income taxes	4,991	3,891	4,011	4,032	3,897	16,925	15,696
Provision for income taxes	1,337	995	1,043	1,068	1,013	4,443	4,222
Net income	$3,654	2,896	2,968	2,964	2,884	12,482	11,474
Accreted income on acquired loans	$495	223	304	343	292	1,365	2,227
Amortization of acquired deposit premiums	$0	0	0	27	34	27	477
Tax-equivalent net interest income	$10,772	10,432	10,538	10,166	10,298	41,908	40,798

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.64	0.64
Basic earnings per share	$0.37	0.29	0.30	0.30	0.29	1.26	1.18
Diluted earnings per share	$0.37	0.29	0.29	0.30	0.29	1.25	1.17
Book value per share	$14.30	14.70	14.66	14.39	14.12	14.30	14.12
Tangible book value per share	$10.86	11.24	11.17	10.88	10.58	10.86	10.58
Average basic shares outstanding	9,984,344	9,962,571	9,922,024	9,916,114	9,905,612	9,943,795	9,704,965
Average diluted shares outstanding	9,997,565	9,977,592	9,943,797	9,998,516	10,014,908	9,981,872	9,811,476
Shares outstanding at period end	9,998,025	9,993,695	9,937,262	9,931,788	9,925,547	9,998,025	9,925,547

Selected Financial Ratios
Return on average assets	1.10%	0.87%	0.92%	0.93%	0.89%	0.96%	0.94%
Return on average equity	9.91%	7.82%	8.28%	8.37%	8.07%	8.60%	8.43%
Dividend payout ratio	43.24%	55.17%	53.33%	53.33%	55.17%	50.79%	54.24%
Net interest margin (tax equivalent)	3.56%	3.42%	3.55%	3.49%	3.46%	3.51%	3.64%
Efficiency ratio (tax equivalent)	59.07%	64.71%	63.73%	64.74%	63.80%	63.04%	63.61%

Selected Balance Sheet Items
Investment securities and stock	$368,032	394,798	399,345	393,976	406,981

Loans:
Commercial and industrial	$41,878	40,097	45,153	45,324	45,275
Commercial, secured by real estate	477,275	467,512	455,654	430,179	419,633
Residential real estate	265,788	268,574	266,625	271,812	273,139
Consumer	19,173	18,752	18,545	17,925	18,510
Agricultural	14,802	15,872	13,605	12,589	13,479
Other, including deposit overdrafts	633	619	635	643	665
Deferred net origination costs	254	236	248	242	237
Loans, gross	819,803	811,662	800,465	778,714	770,938
Less allowance for loan losses	3,575	3,798	3,373	3,150	3,129
Loans, net	$816,228	807,864	797,092	775,564	767,809

Total earning assets	$1,188,322	1,222,614	1,201,563	1,180,719	1,178,750
Total assets	1,306,799	1,333,536	1,312,635	1,285,922	1,280,531
Total deposits	1,110,905	1,158,921	1,124,698	1,120,208	1,087,160
Short-term borrowings	42,040	16,989	30,541	11,668	37,387
Long-term debt	598	662	726	789	5,947

	Three Months Ended					Twelve Months Ended
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	12/31/2016	12/31/2015
Selected Balance Sheet Items, continued
Total shareholders’ equity	142,944	146,906	145,710	142,933	140,108
Equity to assets ratio	10.94%	11.02%	11.10%	11.12%	10.94%
Loans to deposits ratio	73.80%	70.04%	71.17%	69.52%	70.91%

Tangible common equity (TCE)	$108,178	111,946	110,541	107,567	104,529
Tangible common assets (TCA)	1,272,033	1,298,576	1,277,466	1,250,556	1,244,952
TCE/TCA	8.50%	8.62%	8.65%	8.60%	8.40%

Selected Average Balance Sheet Items
Investment securities and stock	$380,138	396,620	396,130	389,648	406,423	390,621	366,758

Loans	$812,537	800,729	784,324	772,204	764,440	792,526	740,626
Less allowance for loan losses	3,654	3,382	3,103	3,130	2,929	3,318	2,888
Net loans	$808,883	797,347	781,221	769,074	761,511	789,208	737,738

Total earning assets	$1,204,360	1,212,232	1,193,585	1,171,709	1,181,594	1,195,541	1,120,081
Total assets	1,316,037	1,323,532	1,303,073	1,278,014	1,285,114	1,305,132	1,225,112
Total deposits	1,138,740	1,147,981	1,133,403	1,104,330	1,107,214	1,131,179	1,059,095
Short-term borrowings	20,406	16,328	14,355	20,710	20,290	17,952	15,105
Long-term debt	620	684	747	1,256	5,970	826	6,177
Total shareholders’ equity	146,602	147,371	144,185	142,447	141,751	145,161	136,145
Equity to assets ratio	11.14%	11.13%	11.06%	11.15%	11.03%	11.12%	11.11%
Loans to deposits ratio	71.35%	69.75%	69.20%	69.93%	69.04%	70.06%	69.93%

Asset Quality
Net charge-offs	$278	(53)	173	69	209
Other real estate owned	0	270	682	846	846

Non-accrual loans	5,725	4,619	2,697	3,328	1,723
Loans past due 90 days or more and still accruing	23	20	369	99	559
Total nonperforming loans	$5,748	4,639	3,066	3,427	2,282

Net charge-offs to average loans	0.14%	(0.03)%	0.09%	0.04%	0.11%
Allowance for loan losses to total loans	0.44%	0.47%	0.42%	0.40%	0.41%
Nonperforming loans to total loans	0.70%	0.57%	0.38%	0.44%	0.30%
Nonperforming assets to total assets	0.44%	0.37%	0.29%	0.33%	0.24%

Assets Under Management
LCNB Corp. total assets	$1,306,799	1,333,536	1,312,635	1,285,922	1,280,531
Trust and investments (fair value)	303,534	293,808	284,118	274,297	283,193
Mortgage loans serviced	100,982	105,018	107,189	107,992	111,837
Business cash management	9,058	7,647	8,551	6,773	7,271
Brokerage accounts (fair value)	188,663	179,244	163,596	157,713	148,956
Total assets managed	$1,909,036	1,919,253	1,876,089	1,832,697	1,831,788

Non-GAAP Financial Measures
Net income	$3,654	2,896	2,968	2,964	2,884	12,482	11,474
Less (add) net gain (loss) on sales of securities, net of tax	82	202	183	245	108	712	327
Add merger-related expenses, net of tax	0	0	0	0	2	0	463
Core net income	$3,572	2,694	2,785	2,719	2,778	11,770	11,610
Basic core earnings per share	$0.36	0.27	0.28	0.27	0.28	1.18	1.20
Diluted core earnings per share	$0.36	0.27	0.28	0.27	0.28	1.18	1.18
Adjusted return on average assets	1.08%	0.81%	0.86%	0.85%	0.86%	0.90%	0.95%
Adjusted return on average equity	9.69%	7.27%	7.77%	7.66%	7.77%	8.11%	8.53%
Core efficiency ratio (tax equivalent)	59.57%	66.24%	65.09%	66.67%	64.60%	64.34%	62.96%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2016 (Unaudited)	December 31, 2015
ASSETS:
Cash and due from banks	$18,378	14,155
Interest-bearing demand deposits	487	832
Total cash and cash equivalents	18,865	14,987
Investment securities:
Available-for-sale, at fair value	320,659	377,978
Held-to-maturity, at cost	41,003	22,633
Federal Reserve Bank stock, at cost	2,732	2,732
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	816,228	767,809
Premises and equipment, net	30,244	22,100
Goodwill	30,183	30,183
Core deposit and other intangibles	4,582	5,396
Bank owned life insurance	27,307	22,561
Other assets	11,358	10,514
TOTAL ASSETS	$1,306,799	1,280,531

LIABILITIES:
Deposits:
Noninterest-bearing	$271,332	250,306
Interest-bearing	839,573	836,854
Total deposits	1,110,905	1,087,160
Short-term borrowings	42,040	37,387
Long-term debt	598	5,947
Accrued interest and other liabilities	10,312	9,929
TOTAL LIABILITIES	1,163,855	1,140,423

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 and 12,000,000 shares at December 31, 2016 and December 31, 2015, respectively; issued 10,751,652 and 10,679,174 shares at December 31, 2016 and December 31, 2015, respectively	76,490	76,908
Retained earnings	80,736	74,629
Treasury shares at cost, 753,627 shares at December 31, 2016 and December 31, 2015	(11,665)	(11,665)
Accumulated other comprehensive income, net of taxes	(2,617)	236
TOTAL SHAREHOLDERS' EQUITY	142,944	140,108
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,306,799	1,280,531

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
INTEREST INCOME:
Interest and fees on loans	$9,205	8,713	35,600	35,285
Interest on investment securities –
Taxable	1,054	1,214	4,582	4,197
Non-taxable	834	761	3,199	2,848
Other short-term investments	133	124	369	329
TOTAL INTEREST INCOME	11,226	10,812	43,750	42,659
INTEREST EXPENSE:
Interest on deposits	875	822	3,440	3,009
Interest on short-term borrowings	8	11	38	24
Interest on long-term debt	4	73	26	295
TOTAL INTEREST EXPENSE	887	906	3,504	3,328
NET INTEREST INCOME	10,339	9,906	40,246	39,331
PROVISION FOR LOAN LOSSES	55	380	913	1,366
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	10,284	9,526	39,333	37,965
NON-INTEREST INCOME:
Trust income	815	856	3,286	3,262
Service charges and fees on deposit accounts	1,296	1,265	5,008	4,920
Net gain (loss) on sales of securities	125	163	1,082	495
Bank owned life insurance income	193	155	746	625
Gains from sales of loans	69	55	244	343
Other operating income	117	106	487	478
TOTAL NON-INTEREST INCOME	2,615	2,600	10,853	10,123
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,478	4,582	18,215	17,593
Equipment expenses	281	343	1,048	1,257
Occupancy expense, net	564	558	2,271	2,307
State franchise tax	278	248	1,114	1,001
Marketing	166	161	696	720
Amortization of intangibles	189	190	753	700
FDIC insurance premiums	52	166	547	598
Contracted services	283	213	1,033	842
Other real estate owned	17	246	624	489
Merger-related expenses	—	2	—	643
Other non-interest expense	1,600	1,520	6,960	6,242
TOTAL NON-INTEREST EXPENSE	7,908	8,229	33,261	32,392
INCOME BEFORE INCOME TAXES	4,991	3,897	16,925	15,696
PROVISION FOR INCOME TAXES	1,337	1,013	4,443	4,222
NET INCOME	$3,654	2,884	12,482	11,474

Dividends declared per common share	$0.16	0.16	0.64	0.64
Earnings per common share:
Basic	0.37	0.29	1.26	1.18
Diluted	0.37	0.29	1.25	1.17
Weighted average common shares outstanding:
Basic	9,984,344	9,905,612	9,943,795	9,704,965
Diluted	9,997,565	10,014,908	9,981,872	9,811,476